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                                                                 Exhibit 10.6


                     SATELLITE ONLINE SOLUTIONS CORPORATION

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the "Agreement") is made as of the 1st day of September, 1997, between Satellite Online Solutions Corporation, a California corporation (the "Company"), and Darryl Deaton ("Purchaser").

                                    RECITALS

         WHEREAS, Purchaser is an employee of the Company and previously agreed to defer certain wages owed to him by the Company in the amount of $14,869.84 (the "Wage Obligation");

         WHEREAS, the Company desires to offer Purchaser the opportunity to purchase shares of its Common Stock, and Purchaser desires to purchase such shares;

         NOW, THEREFORE, the parties agree as follows:

         1.       ISSUANCE OF COMMON STOCK

                  (a) SALE OF SHARES. The Company hereby agrees to sell to Purchaser, and Purchaser agrees to buy from the Company, 743,492 shares of the Common Stock of the Company (the "Shares"), at a per share purchase price of $0.02 per share. The term "Shares" refers to the purchased Shares, all securities or property received in replacement of Shares and all securities or property distributed with respect to Shares, in any case by way of stock split, stock dividend, recapitalization, consolidation, merger, reorganization or similar event.

                  (b) PAYMENT FOR SHARES. As full payment for the Shares, Purchaser agrees to the cancellation of all indebtedness owed to him by the Company pursuant to the Wage Obligation and hereby releases the Company from any liability therefor.

                  (c) DELIVERY. Concurrently with the execution hereof, the Company will deliver to Purchaser a certificate representing the Shares (which shall be issued in Purchaser's name).

         2. TRANSFER RESTRICTIONS. In addition to any other limitations on transfer created by applicable securities laws, Purchaser agrees not to sell, assign, encumber or otherwise dispose of any interest in the Shares except as provided in this Section 2.

                  (a)      RIGHT OF FIRST REFUSAL.

                           (i)      In the event Purchaser or his transferee
desires (or is required) to sell or transfer in any manner any of the Shares, Purchaser shall first offer such Shares for sale to the Company upon the terms and conditions specified herein (the "Right of First Refusal") by delivering a notice (the "Notice") to the Company stating (A) his bona fide intention to sell or otherwise


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transfer such Shares, (B) the number of such Shares to be sold or otherwise transferred, (C) the price for which Purchaser proposes to sell such Shares,
(D) the name of the proposed buyer or transferee and (E) all additional terms and conditions, if any, of the proposed sale or transfer. Purchaser shall attach to the Notice a copy of the written offer, if any, reflecting the terms and conditions of the proposed sale or transfer of the Shares to the third party. In the event of a transfer not involving a sale of the Shares for a specific sum of money, or if, in the sole judgment of the Company's Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by Purchaser and its proposed buyer or transferee in a bona fide "arms' length transaction," the price of the Shares shall be determined by the Company's Board of Directors in the manner specified in Section 2(c) below.

                           (ii)     Within thirty (30) days following receipt
by the Company of the Notice (the "Acceptance Period"), the Company (or its assignee) may elect to purchase all or a portion of the Shares to which the Notice refers, at the price per Share and on the same terms and conditions (or terms and conditions as reasonably similar as possible) as set forth in the Notice or, if required by this Agreement, at the price per Share determined pursuant to Section 2(c).

                           (iii)    If the Company (or its assignee) elects
to purchase such Shares hereunder, it shall notify Purchaser in writing of its intention to purchase such Shares hereunder and either (A) set a date for the closing of the transaction at a place specified by the Company not later than ten (10) days from the date of such notice at which time the Company (or its assignee) shall tender payment for the Shares so purchased or cancellation of Purchaser's indebtedness to the Company or a combination thereof, or (B) include payment for the Shares with the Company's notice to Purchaser. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and canceled (and the Shares transferred to the Company's assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificate(s) shall be deemed canceled (and the Shares transferred to the Company's assignee, if applicable) as of the date of the mailing of the Company's notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail.

                           (iv)     If the Company (or its assignee) does not
elect to purchase any of the Shares to which the Notice refers, Purchaser may sell or otherwise transfer the Shares not purchased to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price; provided, however, that such sale or transfer must be consummated within thirty (30) days from the earlier of (A) the lapse of the Acceptance Period or (B) the date of the Company's notice, whether written or oral, advising Purchaser that the Company does not intend to purchase the Shares hereunder; and provided, further, that any such sale or transfer must be made in accordance with applicable securities laws and the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by Purchaser within such thirty (30) day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

                  (b)      INVOLUNTARY TRANSFER.


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                           (i)      In the event of any transfer by operation
of law or other involuntary transfer, of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the "Involuntary Transfer Option") at a price set pursuant to Section 2(c). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer.

                           (ii)     The Company (or its assignee) shall
notify Purchaser and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days following the date on which the Company was notified of the transfer. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than ten (10) days from the date of the Company's notice to Purchaser and the person acquiring the Shares. At such closing, the Company (or its assignee) shall tender payment for the Shares in the form of a check, cancellation of Purchaser's indebtedness to the Company or some combination thereof and the certificate(s) representing the Shares so purchased shall be canceled.

                  (c) DETERMINATION OF PRICE BY BOARD. With respect to the Shares to be transferred pursuant to the Right of First Refusal or the Involuntary Transfer Option where the price per Share is to be determined pursuant to this Section 2(c), the price per Share shall be a price set by the Board of Directors of the Company that will reflect, in the Board's sole discretion, the then current fair market value of such Shares. The Company shall notify Purchaser, his representative or the person acquiring the Shares under Section 2(b) of the price so determined within thirty (30) days after receipt by the Company of written notice of the transfer or proposed transfer of the Shares.

                  (d) RESTRICTION ON ALIENATION. Purchaser agrees that Purchaser will not sell, transfer, pledge, encumber, assign or otherwise dispose of any of the Shares subject to the Company's Right of First Refusal or Involuntary Transfer Option, or any right or interest therein, whether voluntarily, by operation of law or otherwise, without the prior written consent of the Company. Any sale, transfer or disposition or purported sale, transfer or disposition of any of the Shares by Purchaser shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Purchaser hereby authorizes and directs the Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal or Involuntary Transfer Option has been exercised from Purchaser to the Company (or its assignee). Purchaser further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

                  (e) ASSIGNMENT BY COMPANY. The Company's Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any employee(s), shareholder(s) or successors of the Company.

                  (f) OBLIGATIONS BINDING UPON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including, insofar as applicable, the Company's Right of First Refusal and Involuntary


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Transfer Option under this Section 2. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are complied with.

                  (g) MERGER, SALE OF ASSETS OR PUBLIC OFFERING. In the event of (A) a merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Common Stock of the Company are exchanged for or converted into cash or property or securities not of the Company, or (B) the sale of all or substantially all of the Company's assets to another corporation, if the acquiring, surviving or successor corporation (or its parent or subsidiary) assumes this Agreement then the rights and obligations contained herein, including the Right of First Refusal and Involuntary Transfer Option, shall continue to be applicable to Purchaser and the surviving, acquiring or successor corporation (or its parent or subsidiary). The Right of First Refusal and Involuntary Transfer Option granted by this Section 2 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "public market" shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or the Common Stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

                  (h) REPLACEMENT CERTIFICATE. In the event the restrictions imposed by this Agreement shall be terminated as provided in this Section 2, a new certificate or certificates representing the Shares shall be issued, on request, without the legend referred to in Section 4.

                  (i) EXCLUDED TRANSFERS. The restrictions on transfer set forth in this Section 2 shall not apply to an inter-vivos transfer to Purchaser's ancestors or descendants or spouse or to a Trustee for their benefit, provided that such transferee(s) shall agree in writing to take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

                  (j) INDEBTEDNESS. Notwithstanding any provision to the contrary in this Agreement, any payment by the Company for purchase of Shares from Purchaser may be made by cancellation of any indebtedness of Purchaser owed to the Company.

                  (k) MARKET STANDOFF AGREEMENT. Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer


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instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         3. PURCHASER INVESTMENT REPRESENTATIONS. In connection with the acquisition of the Shares, Purchaser represents and warrants to the Company as follows:

                  (a) INVESTMENT. Purchaser is acquiring the Shares for investment for Purchaser's own account and not with the view to, or for resale in connection with, any distribution, assignment or resale to others within the meaning of the Securities Act or the California Corporate Securities Law of 1968, as amended ("California Securities Law"), and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. Purchaser understands that the Shares have not been and will not be registered under the Securities Act or qualified under the California Securities Law or under the laws of any other state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by Purchaser to the Company under this Agreement.

                  (b) RESTRICTIONS ON TRANSFER. Purchaser acknowledges that the Shares to be issued to Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available. Purchaser further understands that the Company is under no obligation to register or qualify the Shares. In addition, Purchaser understands that the certificate representing the Shares will be imprinted with a legend which prohibits the transfer of such Shares unless they are sold in a transaction in compliance with the Securities Act or are registered and qualified or such registration and qualification are not required in the opinion of counsel acceptable to the Company.

                  (c) RULE 144. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about the Company, the resale occurring not less than one year after the latter of the date full payment has been made for the securities purchased from the Company or an affiliate of the Company, the sale being made through a "broker's transaction" or in transactions directly with a "market maker" (as such term is defined in the Exchange Act) and the number of securities being sold during any three (3) month period not exceeding specified limitations stated therein; provided, however, that if Purchaser is not an affiliate of the Company and the Shares were held more than two (2) years after full payment and acquisition from the Company or an affiliate, which ever is later, then certain of the foregoing conditions under Rule 144 will not be applicable.

                  (d) EXEMPTION FROM REGISTRATION. Purchaser further acknowledges that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the


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Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, although Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk and that therefore there is no assurance that any exemption from registration under the Securities Act will be available, or, if available, will allow him to dispose of, or otherwise transfer, all or any portion of the Shares.

                  (e) RELATIONSHIP TO COMPANY; EXPERIENCE. Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's personal representative(s), if any, who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent, directly or indirectly, has the capacity to protect Purchaser's own interests in connection with Purchaser's acquisition of the Shares to be issued to Purchaser hereunder. Purchaser and/or Purchaser's personal representative(s) have such knowledge and experience in financial, tax and business matters to enable Purchaser and/or them to utilize the information made available to Purchaser and/or them in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto. Purchaser is experienced in evaluating and investing in high risk, high technology companies such as the Company.

                  (f) PURCHASER'S LIQUIDITY. In reaching the decision to invest in the Shares, Purchaser has carefully evaluated Purchaser's financial resources and investment position and the risks associated with this investment, and Purchaser acknowledges that Purchaser is able to bear the economic risks of the investment. Purchaser (i) has adequate means of providing for Purchaser's current needs and possible personal contingencies,
(ii) has no need for liquidity in Purchaser's investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iv) at the present time, can afford a complete loss of such investment. Purchaser's commitment to investments which are not readily marketable is not disproportionate to Purchaser's net worth and Purchaser's investment in the Shares will not cause Purchaser's overall commitment to become excessive.

                  (g) OFFER AND SALE. Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

                  (h) ACCESS TO DATA. Purchaser acknowledges that during the course of this transaction and before deciding to acquire the Shares, Purchaser has been provided with financial


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and other written information about the Company. Purchaser has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Shares, and Purchaser's investment that Purchaser felt necessary; and to the extent Purchaser availed himself of that opportunity, Purchaser has received satisfactory information and answers.

                  (i)      RISKS. Purchaser acknowledges and understands that
(i) an investment in the Company constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what return, if any, there may be. Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of Purchaser's ownership interest in the Company.

                  (j) VALID AGREEMENT. This Agreement when executed and delivered by Purchaser shall constitute a valid and legally binding obligation of Purchaser which is enforceable in accordance with its terms.

                  (k) RESIDENCE. The address set forth on the signature page of this Agreement is Purchaser's current address and accurately sets forth Purchaser's place of residence.

         4.       SECURITIES COMPLIANCE.

                  (a) LEGENDS. The certificate or certificates representing the Shares shall bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

                           (i)      THE SHARES REPRESENTED BY THIS
CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                           (ii)     THE SHARES REPRESENTED BY THIS
CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                  (b) NO QUALIFICATION. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA CORPORATIONS COMMISSIONER, IS SUBJECT TO SUCH QUALIFICATION OR AN EXEMPTION BEING AVAILABLE, AND THE ISSUANCE OF SUCH SECURITIES, OR THE RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY


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CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING
AVAILABLE.

                  (c) TRANSFERS. In addition to the restrictions imposed under Section 2, all transfers of Shares or any interest in any such Shares shall be made in strict compliance with applicable state and federal securities laws.

         5. TAX CONSIDERATIONS. Purchaser understands that the tax consequences to Purchaser as a result of this transaction depend on Purchaser's individual circumstances and the characterization of this transaction. Further, Purchaser will be responsible for any personal tax liability, whether federal, state or local, as a result of this transaction and Purchaser's ownership of the Shares. Purchaser acknowledges that the Company will report cancellation of the Wage Obligation to the appropriate federal and state tax authorities in accordance with applicable law. Purchaser has consulted with Purchaser's own advisor(s) with respect to this transaction and has not relied on any advice from the Company or any of its officers, directors, agents or representatives.

         6.       MISCELLANEOUS.

                  (a) AMENDMENT. This Agreement may only be amended by written agreement between Company and Purchaser.

                  (b) NOTICES. Any notice, demand, request or other communications hereunder shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or upon deposit in the U.S. mail, as certified, registered or first class mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the President, or if to Purchaser, at his address as shown on the signature page hereof. The address to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to all other parties as provided herein.

                  (c) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                  (d) FURTHER ACTIONS. Both parties agree to execute any additional documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.

                  (e) SHAREHOLDER RIGHTS. Subject to the provisions of this Agreement, Purchaser shall during the term of this Agreement exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

                  (f) INJUNCTIVE RELIEF. Purchaser agrees that the Company and/or other shareholders shall be entitled to a decree of specific performance of the terms hereof or an injunction


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restraining violations of this Agreement, such right to be in addition to any of the remedies of the Company. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

                  (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles governing conflicts of laws.

                  (h) SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes, tenor and effect of this Agreement.

                  (i) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Company and Purchaser regarding the subject matter hereof and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

                  (j) WAIVERS. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

                  (k) COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

                      [This space intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                            SATELLITE ONLINE SOLUTIONS
                                            CORPORATION


                                            /s/ Lance Mortensen
                                           -----------------------------------
                                            Lance Mortensen
                                            Chief Executive Officer




                                            PURCHASER


                                            /s/ Darryl Deaton
                                           -----------------------------------
                                            Darryl Deaton

                                              Address:  172 Serra Ct.
                                                        Vallejo, CA 94590